UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina		27103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7029

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short Term Incentive Performance Plan

On January 16, 2023, the compensation committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of ProKidney Corp. (the “Company”) established a Short Term Incentive Performance Plan (the “STI Plan”), which sets forth the terms of cash incentive bonus opportunities for employees of the Company. The STI Plan is designed to provide a short-term cash incentive opportunity to the Company’s employees for the achievement of specific corporate and individual performance goals during each applicable plan year. To be eligible to receive a bonus under the STI Plan, a participant in the plan must be employed by the Company as of both September 30th of the applicable plan year and the payment date and must achieve a minimum level of performance.

Under the STI Plan, participating employees are eligible to receive cash bonus awards based on a target expressed as a percentage of the participant’s annualized base salary earned during the applicable plan year (subject to a maximum limit of 150% of such participant’s base salary), determined based on the achievement of weighted performance measures consisting of the achievement of certain corporate goals for the applicable plan year and an evaluation of individual performance measured against pre-established individual performance goals for the applicable plan year. The Board and/or Compensation Committee will set the corporate goals for each applicable plan year.

The foregoing description of the STI Plan is not complete and is qualified in its entirety by reference to the STI Plan, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits	.

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

Exhibit No.	Description of Exhibit

10.1	ProKidney Short Term Incentive Performance Plan

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date:	January 19, 2023	By:	/s/ Todd Girolamo
Todd Girolamo Chief Legal Officer